Exhibit 99.B(n)(1)(A)(i)

AMENDED SCHEDULE A

with respect to the

AMENDED AND RESTATED MULTIPLE CLASS PLAN

PURSUANT TO RULE 18f-3

for

ING INVESTORS TRUST

Classes
Series	Adviser	Institutional	Service	Service 2
ING AllianceBernstein Mid Cap Growth Portfolio	X	X	X	X
ING American Funds Asset Allocation Portfolio	No class designation
ING American Funds Bond Portfolio	No class designation
ING American Funds Growth Portfolio	No class designation
ING American Funds Growth-Income Portfolio	No class designation
ING American Funds International Portfolio	No class designation
ING American Funds World Allocation Portfolio	No class designation
ING ArtioForeign Portfolio	X	X	X	X
ING BlackRock Large Cap Growth Portfolio	X	X	X	X
ING BlackRock Large Cap Value Portfolio	X	X	X	X
ING BlackRock Inflation Protected Bond Portfolio	X	X	X	N/A
ING Clarion Global Real Estate Portfolio	X	X	X	X
ING Clarion Real Estate Portfolio	X	X	X	X
ING Disciplined Small Cap Value Portfolio	X	X	X	X
ING Evergreen Health Sciences Portfolio	X	X	X	X
ING Evergreen Omega Portfolio	X	X	X	X
ING FMRSM Diversified Mid Cap Portfolio	X	X	X	X
ING Focus 5 Portfolio	X	X	X	N/A
ING Franklin Income Portfolio	X	X	X	X
ING Franklin Mutual Shares Portfolio	X	X	X	N/A
ING Franklin Templeton Founding Strategy Portfolio	X	X	X	N/A
ING Global Resources Portfolio	X	X	X	X
ING Goldman Sachs Commodity Strategy Portfolio	X	X	X	X
ING Growth and Income Portfolio II	X	X	X	X
ING Index Plus International Equity Portfolio	X	X	X	X
ING International Growth Opportunities Portfolio	X	X	X	X
ING Janus Contrarian Portfolio	X	X	X	X
ING JPMorgan Emerging Markets Equity Portfolio	X	X	X	X
ING JPMorgan Small Cap Core Equity Portfolio	X	X	X	X

Classes
Series	Adviser	Institutional	Service	Service 2
ING JPMorgan Value Opportunities Portfolio	X	X	X	X
ING LifeStyle Aggressive Growth Portfolio	X	X	X	X
ING LifeStyle Conservative Portfolio	X	X	X	X
ING LifeStyle Growth Portfolio	X	X	X	X
ING LifeStyle Moderate Growth Portfolio	X	X	X	X
ING LifeStyle Moderate Portfolio	X	X	X	X
ING Limited Maturity Bond Portfolio	X	X	X	X
ING Liquid Assets Portfolio	N/A	X	X	X
ING Lord Abbett Affiliated Portfolio	X	X	X	X
ING Marsico Growth Portfolio	X	X	X	X
ING Marsico International Opportunities Portfolio	X	X	X	X
ING MFS Total Return Portfolio	X	X	X	X
ING MFS Utilities Portfolio	X	X	X	X
ING Multi-Manager International Small Cap Portfolio	X	X	X	X
ING Oppenheimer Active Allocation Portfolio	N/A	N/A	X	N/A
ING Oppenheimer Main Street Portfolio®	X	X	X	X
ING PIMCO Core Bond Portfolio	X	X	X	X
ING PIMCO High Yield Portfolio	X	X	X	X
ING Pioneer Equity Income Portfolio	X	X	X	X
ING Pioneer Fund Portfolio	X	X	X	X
ING Pioneer Mid Cap Value Portfolio	X	X	X	X
ING Retirement Conservative Portfolio	X	X	N/A	N/A
ING Retirement Growth Portfolio	X	X	N/A	N/A
ING Retirement Moderate Growth Portfolio	X	X	N/A	N/A
ING Retirement Moderate Portfolio	X	X	N/A	N/A
ING Stock Index Portfolio	X	X	X	X
ING T. Rowe Price Capital Appreciation Portfolio	X	X	X	X
ING T. Rowe Price Equity Income Portfolio	X	X	X	X
ING Templeton Global Growth Portfolio	X	X	X	X
ING Van Kampen Capital Growth Portfolio	X	X	X	X
ING Van Kampen Global Franchise Portfolio	X	X	X	X
ING Van Kampen Global Tactical Asset Allocation Portfolio	N/A	N/A	X	N/A
ING Van Kampen Growth and Income Portfolio	X	X	X	X
ING Wells Fargo Disciplined Value Portfolio	X	X	X	X
ING Wells Fargo Small Cap Disciplined Portfolio	X	X	X	X

Date Last Amended:  June 25, 2009